Exhibit 10.17

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of May 19, 2020, by and among ADC Therapeutics SA, a Swiss stock corporation (société anonyme) (the “Company”), and Deerfield Partners, L.P. and Deerfield Private Design Fund IV, L.P (each individually, a “Lender” and together, the “Lenders”).

WHEREAS:

A. In connection with the Facility Agreement, dated as of April 24, 2020, by and among the Company, the Lenders, the other Loan Parties (as defined therein) and Cortland Capital Market Services LLC, as agent for itself and the Secured Parties (as defined therein) (as the same has heretofore been amended, modified, restated or otherwise supplemented, the “Facility Agreement”), the Company (i) is on the date hereof issuing senior secured convertible notes to the Lenders (such senior secured convertible notes, together with any notes issued in exchange or substitution therefor or replacement thereof, as the same may be amended, restated or modified and in effect from time to time, the “Initial Notes”; and the Common Shares issuable upon conversion of the Initial Notes, without regard to any limitation on conversion thereof, being referred to as the “Initial Note Conversion Shares”) and (ii) subject to the terms and conditions set forth in the Facility Agreement may issue additional senior secured convertible notes to the Lenders (such senior secured convertible notes, together with any notes issued in exchange or substitution therefor or replacement thereof, as the same may be amended, restated or modified and in effect from time to time, the “Subsequent Notes,” and together with the Initial Notes, the “Notes”; and the Common Shares issuable upon conversion of the Subsequent Notes, without regard to any limitation on conversion thereof, being referred to as the “Subsequent Note Conversion Shares” and, together with the Initial Note Conversion Shares, the “Shares”).

B. To induce the Lenders to execute and deliver the Facility Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Lenders hereby agree as follows:

1. DEFINITIONS.

a. As used in this Agreement, the following terms shall have the following meanings (all capitalized terms used and not otherwise defined herein having the respective meanings set forth in the Facility Agreement):

(i) “Additional Filing Deadline” means, with respect to any Registration Statements that may be required pursuant to Section 2(a)(iv), (A) the tenth (10th) Business Day following the first date on which the applicable Registrable Securities may then be included in a Registration Statement if such Registration Statement is required to be filed because the SEC shall have notified the Company in writing that certain Registrable Securities were not eligible for inclusion in a previously filed Registration Statement, or (B) if such additional Registration Statement is required for a reason other than as described in (A) above, the thirtieth (30th) day following the date on which the Company first knows that such additional Registration Statement is required.

(ii) “Additional Registration Deadline” means, with respect to any additional Registration Statement(s) required to be filed pursuant to Section 2(a)(iv), the forty fifth (45th) day following the applicable Additional Filing Deadline.

(iii) “Common Shares” means the common shares, par value CHF 0.064 per share, of the Company.

(iv) “Exchange Act” means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder, and any successor statute.

(v) “FINRA” means the Financial Industry Regulatory Authority, Inc. (or successor thereto).

(vi) “Filing Deadline,” for the Mandatory Registration Statement required pursuant to Section 2(a)(i), shall mean the Mandatory Registration Filing Deadline, for the Subsequent Mandatory Registration Statement required pursuant to Section 2(a)(ii), shall mean the Subsequent Filing Deadline, and for each Registration Statement required pursuant to Section 2(a)(iv) shall mean the Additional Filing Deadline.

(vii) “Foreign Private Issuer” has the meaning set forth in Rule 405 of Regulation C under the Securities Act or any successor rule thereto.

(viii) “Form S-1” means a Registration Statement on Form S-1, or if the Company is a Foreign Private Issuer, Form F-1, or in each case, any successor form of registration statement.

(ix) “Form S-3” means a Registration Statement on Form S-3, or if the Company is a Foreign Private Issuer, Form F-3, or in each case, any successor form of registration statement.

(xi) “Investor” means any Lender and any transferee or assignee who agrees in writing to become bound by the provisions of this Agreement in accordance with Section 10 hereof.

(xii) “Person” means and includes any natural person, partnership, joint venture, corporation, trust, limited liability company, limited company, joint stock company, unincorporated organization, government entity or any political subdivision or agency thereof, or any other entity.

(xiii) “Prospectus” means (i) any prospectus (preliminary or final) included in any Registration Statement, as may be amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act relating to any offering of Registrable Securities pursuant to a Registration Statement.

(xiv) “Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415, and the declaration of effectiveness of such Registration Statement (to the extent required, by declaration or ordering of effective, of such Registration Statement by the United States Securities and Exchange Commission (the “SEC”)).

(xv) “Registrable Securities,” for a given Registration, means (a) any Shares issued or issuable upon conversion of, or otherwise pursuant to, the Initial Notes (without giving effect to any limitations on conversion set forth in the Initial Notes) and, following the Subsequent Note Issuance Date, the Subsequent Notes (without giving effect to any limitations on conversion set forth in the Subsequent Notes), (b) any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing, (c) any additional Common Shares issuable in connection with any anti-dilution provisions in the Notes, (d) any other Common Shares issuable pursuant to the terms of the Notes, and (e) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to any of the foregoing.

(xvi) “Registration Deadline” shall mean, for purposes of any Registration Statement required pursuant to Section 2(a)(i) or 2(a)(ii), the date that is seventy-five (75) days after the applicable Filing Deadline, and with respect to any Registration Statement required pursuant to Section 2(a)(iv), the Additional Registration Deadline. Any Registration Deadline (or any extension thereof) shall be automatically extended if the Company has, and continues to use, its commercially reasonable efforts to respond and resolve any comments to the Registration Statement received from the SEC. Notwithstanding the foregoing, at any time that the Company (A) is not a Foreign Private Issuer and (B) is required to comply with Rule 3-01 of SEC Regulation S-X but is not eligible to rely upon paragraph (c) thereof, if a Registration Deadline would otherwise occur during the period beginning 45 days after the end of any fiscal year of the Company and ending on the date the Company files its Annual Report on Form 10-K for the previously completed fiscal year (the “Prior Year Annual Report”), the Registration Deadline shall be automatically extended until the Company files its Prior Year Annual Report, provided that the Company uses commercially reasonable efforts to file the Prior Year Annual Report as soon as practicable, and in no event shall such extension of a Registration Deadline extend past the due date for the applicable Prior Year Annual Report.

(xvii) “Registration Failure” means that (A) the Company fails to file with the SEC on or before the Filing Deadline any Registration Statement required to be filed pursuant to Section 2 hereof, (B) the Company fails to use its commercially reasonable efforts to obtain effectiveness with the SEC, prior to the Registration Deadline, and if such Registration Statement does not become effective prior to the Registration Deadline, as soon as possible thereafter, of any Registration Statement that is required to be filed pursuant to Section 2(a) hereof, or fails to use its commercially reasonable efforts to keep such Registration Statement current and effective as required in Section 3 hereof, (C) the Company fails to file any additional Registration Statement required to be filed pursuant to Section 2(a)(ii) hereof on or before the Additional Filing Deadline or fails to use its commercially reasonable efforts to cause such additional Registration Statement to become effective on or before the Additional Registration Deadline, and if such effectiveness does not occur within such period, as soon as possible thereafter, or (D) the Registration Statement required to be filed hereunder, after its initial effectiveness and during the applicable Registration Period, lapses in effect or, other than on a day during an Allowable Grace Period, sales of all of the Registrable Securities cannot otherwise be made thereunder (whether by reason of the Company’s failure to amend or supplement the prospectus included therein in accordance herewith, the Company’s failure to file and use its commercially reasonable efforts to obtain effectiveness with the SEC of an additional Registration Statement or amended Registration Statement required pursuant to Section 2(a)(ii) or 3(b) hereof, as applicable, or otherwise).

(xviii) “Registration Statement(s)” means any registration statement(s) of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, all amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits to, and all material incorporated by reference in, such Registration Statement.

(xix) “Rule 415” means Rule 415 under the Securities Act or any successor rule providing for the offering of securities on a continuous basis.

(xx) “Subsequent Note Issuance Date” means the date of issuance of the Subsequent Notes.

2. REGISTRATION.

a. MANDATORY REGISTRATION / SUBSEQUENT REGISTRATION.

(i) On or prior to the date that is forty-five (45) days after the six (6) month anniversary of the effective date of the registration statement for the Qualifying IPO (the “Mandatory Registration Filing Deadline”), the Company shall prepare and file with the SEC a Registration Statement (the “Mandatory Registration Statement”) on Form S-1, covering (x) if the Subsequent Note Issuance Date has not occurred prior to the Mandatory Registration Filing Deadline, the resale of all of the Registrable Securities relating to the Initial Notes, or (y) if the Subsequent Note Issuance Date has occurred prior to the Mandatory Registration Filing Deadline, the resale of all of the Registrable Securities relating to the Notes. The Mandatory Registration Statement, to the extent allowable under the Securities Act and the rules and regulations promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional Common Shares as may become issuable upon exercise of or otherwise pursuant to (x) if the Subsequent Note Issuance Date has not occurred prior to the Mandatory Registration Filing Deadline, the Initial Notes or (y) if the Subsequent Note Issuance Date has occurred prior to the Mandatory Registration Filing Deadline, the Notes.  Notwithstanding the foregoing, if the Subsequent Note Issuance Date occurs subsequent to the Mandatory Registration Filing Deadline but prior to the date of the submission of the Company’s acceleration request with respect to the Mandatory Registration Statement, the Company shall cause all Registrable Securities relating to the Notes to be included in the Mandatory Registration Statement, which Registration Statement, to the extent allowable under the Securities Act and the rules and regulations promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional Common Shares as may become issuable upon exercise of or otherwise pursuant to the Notes.

(ii) If the Subsequent Note Issuance Date has not occurred prior to the date of the submission of the Company’s acceleration request with respect to the Mandatory Registration Statement, the Company shall prepare, and, on or prior to the date that is thirty (30) days following the Subsequent Note Issuance Date (the “Subsequent Filing Deadline”), file with the SEC a Registration Statement (the “Subsequent Mandatory Registration Statement”) on Form S-1, covering the resale of all of the Registrable Securities that are not at that time covered by the Mandatory Registration Statement (as then in effect and available for resale of the Registrable Securities covered thereby), which Registration Statement, to the extent allowable under the Securities Act and the rules and regulations promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional Common Shares as may become issuable upon exercise of or otherwise pursuant to the Notes. To the extent allowable under the Securities Act and the rules and regulations promulgated thereunder, the Subsequent Mandatory Registration Statement shall include a combined prospectus for the resale of the Registrable Securities registered by the Mandatory Registration Statement and the Subsequent Mandatory Registration Statement and shall be deemed a post-effective amendment to the Mandatory Registration Statement in accordance with Rule 429 under the Securities Act.

(iii) Subject to any SEC comments, any Registration Statement pursuant to this Section 2(a) shall include a “plan of distribution” approved by the holders of a majority-in-interest of the Registrable Securities to be in included in such Registration Statement. No Investor shall be named as an “underwriter” in the Registration Statement without the Investor’s prior written consent; provided, that notwithstanding any other provision in this Agreement, if despite the Company’s compliance with Section 3(p), the SEC or the Securities Act requires such Investor(s) to be named as an “underwriter” in the Registration Statement and such Investor(s) withhold written consent to be so named, the Company’s failure to fulfill its obligations under this Section 2(a) solely as a result thereof shall not constitute a Registration Failure.  Each Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and shall be subject to the approval, which shall not be unreasonably withheld or delayed, of) the Investors and Legal Counsel (as defined below) prior to its filing or other submission.

(iv) If for any reason, despite the Company’s use of its commercially reasonable efforts to include all of the Registrable Securities requested or required to be included in any Registration Statement filed pursuant to Section 2(a)(i) or Section 2(a)(ii) (and subject to Section 3(p) below), the SEC does not permit all such Registrable Securities to be included in such Registration Statement, or for any other reason any such Registrable Securities are not then included in a Registration Statement, then the Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an additional Registration Statement on Form S-1 covering the resale of all Registrable Securities requested or required to be included in such Registration Statement filed pursuant to Section 2(a)(i) or Section 2(a)(ii) and not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415.

(v) Notwithstanding the foregoing, if at the time the Company is required to file a Mandatory Registration Statement pursuant to Section 2(a)(i), a Subsequent Mandatory Registration Statement pursuant to Section 2(a)(ii) or an additional Registration Statement pursuant to Section 2(a)(iv), the Company is eligible to use Form S-3 to register the resale of securities by the Investors, then the Company shall file such Registration Statement on Form S-3.

b. PIGGY-BACK REGISTRATIONS. If at any time subsequent to the effective date of the registration statement in respect of the Qualifying IPO but prior to the expiration of the Registration Period (as defined below) the Company shall determine (i) to file with the SEC a registration statement under the Securities Act relating (in whole or in part) to an offering of Common Shares for its own account or for the account of any other holder of its equity securities (other than securities being registered on Form S-4, Form F-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), and/or (ii) otherwise to effect an underwritten offering of any securities of the Company of a type included in a then effective Registration Statement (other than “at the market” or “registered direct” offerings on behalf of the Company), the Company shall send to each Investor written notice of such determination at least ten (10) days prior to the anticipated filing date of the registration statement and, if within five (5) days after the receipt of such notice, the Investor shall so request in writing, the Company shall use commercially reasonable efforts to include in such Registration Statement and/or include in such underwritten offering, as applicable, all or any part of such Investor’s Registrable Securities that the Investor requests to be registered and/or included in the underwritten offering, as applicable, except that if, in connection with any underwritten offering for the account of the Company, the managing underwriter(s) thereof shall advise the Company in writing, in good faith, a limitation on the number of Registrable Securities which may be included in such offering is desirable because, in such underwriter(s)’ judgment, marketing or other factors dictate the inclusion of such Registrable Securities would interfere with the public distribution, then the Company shall be obligated to include in such underwritten offering only such limited portion of the Registrable Securities with respect to which the Investor has requested inclusion hereunder as the underwriter(s) shall permit;

provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities to be sold for the accounts of any holders of the Company’s equity securities which are not entitled by contract to inclusion of such securities in an underwritten offering or are not entitled to pro rata inclusion with the Registrable Securities; and

provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the contractual right to include such securities in such underwritten offering. No right to registration of Registrable Securities under this Section 2(b) shall be construed to limit any registration required under Section 2(a) hereof. If an Investor’s Registrable Securities are included in an underwritten offering pursuant to this Section 2(b), then such Investor shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in such underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other Common Shares included in such underwritten offering.

Notwithstanding the foregoing, if, prior to the effectiveness of the registration statement described in Section 2(b) above, the Company determines for any reason not to proceed with the offering, the Company shall give notice to the Investors and shall be relieved of its obligation to register any Registrable Securities in connection with such registration statement (but, for the avoidance of doubt, shall not relieve the Company of its obligations pursuant to Section 6).

c. NOTICES. Each Investor acknowledges and agrees that, in the event the Company would be required by the terms of this Section 2 to provide notice to such Investor of the filing of any Registration Statement (including for purposes of an underwritten offering pursuant to Section 2(b) hereof) in which any Registrable Securities of any Investor are eligible to be included, the Company shall provide such notice only to counsel to such Investor (which shall be Katten Muchin Rosenman LLP (Attn: Mark D. Wood and Mark I. Fisher) or such other counsel as shall have been designated by such Investor), unless such Investor has given prior written instructions to the contrary to the Company.

3.  OBLIGATIONS OF THE COMPANY. In connection with any registration of the Registrable Securities hereunder, the Company shall have the following obligations:

a. The Company shall prepare promptly, and file with the SEC as soon as practicable after such registration obligation arises hereunder (but in no event later than the applicable Filing Deadline), such Registration Statements with respect to the Registrable Securities as provided in Section 2(a), and thereafter use its commercially reasonable efforts to cause each such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, but in any event shall use its commercially reasonable efforts to cause each such Registration Statement relating to Registrable Securities to become effective no later than the applicable Registration Deadline, and shall use its commercially reasonable efforts to keep the Registration Statement current and effective pursuant to Rule 415 at all times after its effective date until such date as is the earlier of (i) the date on which all of the Registrable Securities included in such Registration Statement have been sold pursuant to such Registration Statement or pursuant to Rule 144 and (ii) the date on which all of the Registrable Securities included in such Registration Statement (in the opinion of counsel to the Investors) may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof), and without compliance with any “current public information” requirement, pursuant to Rule 144 under the Securities Act (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), except for information provided in writing by an Investor pursuant to Section 4(a), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.  In the event that Form S-3 is not available for the registration of the resale of any Registrable Securities hereunder (but, for the avoidance of doubt, without in any way affecting the Company’s obligation to register the resale of the Registrable Securities on such other form as is available, as provided in Section 2(a)), (i) the Company shall undertake to file, within thirty (30) days of such time as such form is available for such registration, a post-effective amendment to the Registration Statement then in effect, or otherwise file a Registration Statement on Form S-3, registering such Registrable Securities on Form S-3; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement (or post-effective amendment) on Form S-3 covering such Registrable Securities has been declared effective by the SEC, and (ii) the Company shall provide that any Registration Statement on Form S-1 filed hereunder shall incorporate documents by reference (including by way of forward incorporation by reference) to the maximum extent possible. If the Company is a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act) and to the extent permitted by the rules and regulations of the SEC applicable to the Company, at the time the Company is requested or required hereunder to file a Registration Statement or amendment to a Registration Statement hereunder, the Company shall use its commercially reasonable efforts to file the Registration Statement or amendment as an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act).

b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to each Registration Statement and the prospectus used in connection with each Registration Statement as may be necessary to keep each Registration Statement current and effective at all times during the Registration Period, and, during the Registration Period, shall comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by each Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

c. The Company shall furnish to each Investor and Legal Counsel (i) promptly after the same is prepared and publicly distributed, publicly filed with the SEC or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought or intends to seek confidential treatment, which contains or reflects any material non-public information with respect to the Company or its securities), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as an Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor; provided that the Company may provide any such copies in electronic form only.  The Company will promptly notify each of the Investors by electronic mail of the effectiveness of each Registration Statement or any post-effective amendment thereto. The Company will use commercially reasonable efforts to promptly respond to any and all comments received from the SEC with respect to any Registration Statement filed pursuant to this Agreement, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC (to the extent required, by declaration or ordering of effective, of such Registration Statement or amendment by the SEC) as soon as practicable, and, as soon as practicable, but in no event later than five (5) Business Days, following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review, shall file a request for acceleration of effectiveness of such Registration Statement (to the extent required, by declaration or ordering of effective, of such Registration Statement or amendment by the SEC) to a time and date not later than two (2) Business Days after the submission of such request.  No later than two (2) Business Days after the Registration Statement becomes effective, the Company shall file with the SEC the final prospectus included in the Registration Statement pursuant to Rule 424 (or successor thereto) under the Securities Act.

d. The Company shall use its commercially reasonable efforts to (i) register and qualify, in any jurisdiction in the United States where registration and/or qualification is required, the Registrable Securities covered by the Registration Statements under such other securities or “blue sky” laws of such jurisdictions in the United States as the Investors shall reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be reasonably necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction, except where the Company is then already required to be so qualified, already subject to taxation or required to consent to general service of process.

e.  As promptly as practicable after becoming aware of such event, the Company shall notify each Investor that holds Registrable Securities of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, subject to Section 3(r), use its commercially reasonable efforts to promptly prepare a supplement or amendment to any Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

f. The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order as promptly as reasonably practicable, and to notify each Investor that holds Registrable Securities covered by such Registration Statement (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof, in each case as promptly as reasonably practicable.

g. The Company shall permit one outside legal counsel designated by the Investors (which shall be Katten Muchin Rosenman LLP (Attn: Mark D. Wood) or such other counsel as shall have been designated by the Investors) (“Legal Counsel”) to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof but excluding the Company’s filings under the Exchange Act), a reasonable period of time prior to their filing with the SEC (not less than five (5) Business Days) and not file any documents in a form to which Legal Counsel reasonably objects and will not request acceleration of such Registration Statement without prior notice to Legal Counsel; provided that, notwithstanding the foregoing, in no event shall the Company be (i) required to file any document with the SEC which in the view of the Company or its counsel contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make any statement therein not misleading or (ii) prohibited from filing any document with the SEC which the Company or its counsel reasonably believes to be required by law to be so filed.

h. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws or otherwise required in the context of any Registration Statement or offering of securities in which any Investor participates, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning any Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

i. The Company shall use its commercially reasonable efforts to cause all the Registrable Securities covered by each Registration Statement to be listed on the principal U.S. securities exchange on which securities of the same class or series issued by the Company are then listed, and, to arrange for at least two market makers to register with FINRA as such with respect to such Registrable Securities.

j. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the initial Registration Statement.

k. The Company shall cooperate with each Investor that holds Registrable Securities being offered and the managing underwriter or underwriters with respect to an applicable Registration Statement, if any, to facilitate the timely (i) preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to such Registration Statement, and enable such certificates to be registered in such names and in such denominations or amounts, as the case may be, or (ii) crediting of the Registrable Securities to be offered pursuant to a Registration Statement to the applicable account (or accounts) with DTC through its Deposit/Withdrawal At Custodian (DWAC) system, in any such case as such Investor or the managing underwriter or underwriters, if any, may reasonably request.  Within two (2) Business Days after a Registration Statement which includes Registrable Securities becomes effective, the Company shall deliver, and, if required by the transfer agent, shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to each Investor) an appropriate instruction and an opinion of such counsel in the form required by the transfer agent in order to issue or transfer (as applicable) such the Registrable Securities free of restrictive legends.

l. At the reasonable request of an Investor, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement, in each case as promptly as is reasonably practicable.

m. The Company shall not, and shall not agree to, allow the holders of any Common Shares or other securities of the Company to include any of their securities (other than Registrable Securities) in any Registration Statement filed pursuant to Section 2(a) or any amendment or supplement thereto under Section 3(b) hereof without the consent of Investors holding a majority-in-interest of the then outstanding Registrable Securities.  In addition, the Company shall not include any securities for its own account or the account of others in any Registration Statement filed pursuant to Section 2(a) or any amendment or supplement thereto filed pursuant to Section 3(b) hereof without the consent of Investors holding a majority-in-interest of the then outstanding Registrable Securities.

n. The Company shall comply in all material respects with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC).

o.  If required by the FINRA Corporate Financing Department, the Company shall promptly effect a filing with FINRA pursuant to FINRA Rule 5110 (or successor thereto) with respect to the public offering contemplated by resales of securities under the Registration Statement (an “Issuer Filing”), and pay the filing fee required by such Issuer Filing. The Company shall use its commercially reasonable efforts to pursue the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement.

p.  If at any time the SEC advises the Company in writing that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act, the Company shall use its commercially reasonable efforts to persuade the SEC that the offering contemplated by a Registration Statement is a bona fide secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter.”  The Investors shall have the right to participate or have their respective legal counsel be advised of, and consulted with regarding any meetings or discussions with the SEC regarding the SEC’s position and to comment or have their respective legal counsel comment on any written submission made to the SEC with respect to such matters.  In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 3(p), the SEC refuses to alter its position, the Company shall remove from the Registration Statement such portion of the Registrable Securities as the SEC requires in writing be removed therefrom.  Any such cut-back imposed by the SEC as contemplated by this Section 3(p) shall be imposed on a pro rata basis (based upon the Registrable Securities held by each of the Investors).

q. Subject to the limitations contained herein, the Company shall use commercially reasonable efforts to take all other reasonable actions arising out of its obligations under this Agreement and necessary to facilitate the disposition by the Investors of the Registrable Securities pursuant to a Registration Statement.

r.  Notwithstanding anything to the contrary in Section 3(e), the Company may postpone effecting a Registration or, at any time after the effective date of the applicable Registration Statement, the Company may suspend the use of any prospectus forming a part of such Registration Statement, if (i) the Board of Directors of the Company determines that any registration or offering of Registrable Securities should not be made or continued because it would materially and adversely interfere with any existing or potential material financing, acquisition, corporate reorganization, merger, share exchange or other transaction or event involving the Company or any of its subsidiaries or because the Company does not have appropriate financial statement of any acquired or to-be-acquired entities available for filing, or (ii) the Board of Directors of the Company determines that the Company would otherwise be required to disclose material non-public information concerning the Company, the disclosure of which is not otherwise required and which the Company has a bona fide business purpose for preserving in confidence (the period of such postponement or suspension, a “Grace Period”); provided, that the Company shall (i) promptly notify the Investors in writing of the existence of the Grace Period (provided that in each notice the Company shall not disclose the content of any material non-public information to any Investor unless otherwise requested in writing by such Investor) and the date on which the Grace Period will begin, and (ii) as soon as such date may be determined, promptly notify the Investors in writing of the date on which the Grace Period ends; and, provided, further, that (A) no Grace Period shall exceed forty-five (45) consecutive days, (B) during any three hundred sixty five (365) day period, such Grace Periods shall not exceed an aggregate of ninety (90) days, (C) the first day of any Grace Period must be at least forty-five (45) days after the last day of any prior Grace Period, and (D) no Grace Period may postpone the effectuation of any Registration or otherwise affect the Filing Deadline in respect of any Registration as to which the Registration Deadline has been otherwise extended pursuant to the last sentence of the definition thereof (each Grace Period that satisfies all of the requirements of this Section 3(r) being referred to as an “Allowable Grace Period”).  For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice.  The provisions of Section 3(e) hereof shall not be applicable during the period of any Allowable Grace Period, and the unavailability of a Registration Statement for resales of the Registrable Securities on any day during an Allowable Grace Period shall not constitute a “Registration Failure.”  Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(e) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.

s.  The Company shall not grant any Person any registration rights with respect to Common Shares or any other securities of the Company other than registration rights that will not adversely affect the rights of the Investors hereunder (including by limiting in any way the number of Registrable Securities that could be included in any Registration Statement pursuant to Rule 415) and shall not otherwise enter into any agreement that is inconsistent with the rights granted to the Investors hereunder; provided that the grant of registration rights to other current or future securityholders shall not in and of itself be deemed to adversely affect the rights of the Investors hereunder.

4. OBLIGATIONS OF THE INVESTOR. In connection with the registration of the Registrable Securities, each Investor shall have the following obligations:

a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of an Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor of the information the Company requires from such Investor.  Any such information shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

b. Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of the Investor’s Registrable Securities from such Registration Statement.

c. Upon request, in the event of an underwritten offering pursuant to Section 2(b) in which any Registrable Securities of any Investor are to be included, such Investor agrees to enter into and perform the Investor’s obligations under an underwriting agreement, in usual and customary form, including customary indemnification and contribution obligations (as applicable to selling security holders generally), with the managing underwriter of such offering; provided, that no Investor including Registrable Securities in any underwritten offering shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such Investor, such Investor’s ownership of its Registrable Securities to be sold in the offering and such Investor’s intended method of distribution or to undertake any indemnification obligations to the Company or the underwriters with respect thereto except to the extent expressly set forth in Section 7 hereof.

d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f).

5. REGISTRATION FAILURE.  In the event of a Registration Failure, the Investors shall be entitled to additional damages as set forth in Section 4 of the Notes and such other rights as set forth in the Notes.

6. EXPENSES OF REGISTRATION. All reasonable expenses, other than underwriting discounts and commissions or other charges of any broker-dealer acting on behalf of the Investors, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including all registration, listing and qualification fees, printers and accounting fees, and the fees and disbursements of counsel for the Company shall be borne by the Company.  The Company shall also reimburse the Investors for the reasonable and documented fees and disbursements of Legal Counsel in connection with registrations pursuant to Section 2 or 3 of this Agreement, provided that the amount of such reimbursements shall not exceed $35,000 per Registration in connection with Registrations involving an underwritten offering and $25,000 per Registration in connection with Registrations that do not involve an underwritten offering.  For the avoidance of doubt, any documentation required under this Agreement with respect to any legal fees and expenses shall not be required to include any detailed time entries or description of work.

7. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a. The Company will indemnify, hold harmless and defend (i) each Investor, (ii) the directors, officers, partners, managers, members, employees and agents of each Investor, and each Person who controls any Investor within the meaning of the Securities Act or the Exchange Act, if any, (iii) any underwriter (as defined in the Securities Act) for each Investor in connection with an underwritten offering pursuant to Section 2(b) hereof, and (iv) the directors, officers, partners and employees of, and each Person who controls, any such underwriter within the meaning of the Securities Act or the Exchange Act, if any (each, an “Indemnified Person”), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, “Claims”) to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in any Registration Statement, or any amendment as supplement thereto, or any filing made under state securities laws as required hereby, or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities, and relating to any action required by or inaction by the Company in connection with the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable and documented legal fees and other reasonable and documented expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a) shall not apply to a Claim arising out of or based upon a Violation to the extent that such Violation occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of such Registration Statement or related prospectus or any such amendment thereof or supplement thereto, or to any amounts paid in settlement of any Claim effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by any of the Investors pursuant to Section 10.

b. Promptly after receipt by an Indemnified Person under this Section 7 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against the Company under this Section 7, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnified Person, as the case may be;

provided, however, that an Indemnified Person shall have the right to retain its own counsel with the reasonable and documented fees and expenses to be paid by the Company, if, in the opinion of counsel for such Indemnified Person, the representation by such counsel of the Indemnified Person and the Company would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel (in addition to one separate local counsel, if required) for the Indemnified Persons, and such legal counsel shall be selected by the Investors. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnified Person under this Section 7, except to the extent that the Company is actually prejudiced in its ability to defend such action, and shall not relieve the Company of any liability to the Indemnified Person otherwise than pursuant to this Section 7.  The Company shall not, without the prior written consent of the Indemnified Persons, consent to entry of any judgment or enter into any settlement or other compromise with respect to any Claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not any such Indemnified Party is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Persons of a full release from all liability with respect to such Claim or which includes any admission as to fault or culpability on the part of any Indemnified Person.  The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as any expense, loss, damage or liability is incurred and is due and payable.

c.  Each Investor will indemnify, hold harmless and defend (i) the Company, and (ii) the directors, officers, partners, managers, members, employees and agents of the Company, if any (each, a “Company Indemnified Person”), against any Claims to which any of them may become subject insofar as such Claims arise out of or are based upon any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities, which occurs due to the inclusion by the Company in a Registration Statement or prospectus, or any amendment or supplement thereto, of false or misleading information about an Investor, where such information was furnished in writing to the Company by or on behalf of such Investor expressly for the purpose of inclusion in such Registration Statement or prospectus.  Notwithstanding anything herein to the contrary, the indemnity agreement contained in this Section 7(c) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investors, which consent shall not be unreasonably withheld or delayed; and provided, further, however, that an Investor shall be liable under this Section 7(c) for only that amount of a Claim as does not exceed the net amount of proceeds received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.

d.  Promptly after receipt by a Company Indemnified Person under this Section 7 of notice of the commencement of any action (including any governmental action), such Company Indemnified Person shall, if a Claim in respect thereof is to be made against any Investor under this Section 7, deliver to such Investor a written notice of the commencement thereof, and such Investor shall have the right to participate in, and, to the extent such Investor so desires, to assume control of the defense thereof with counsel mutually satisfactory to such Investor and such Company Indemnified Person. No Investor shall, without the prior written consent of the Company, consent to entry of any judgment or enter into any settlement or other compromise with respect to any Claim in respect of which indemnification or contribution may be or has been sought by any Company Indemnified Person hereunder (whether or not any such Company Indemnified Person is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Company Indemnified Persons of a full release from all liability with respect to such Claim or which includes any admission as to fault or culpability on the part of any Company Indemnified Person.

8.  CONTRIBUTION.  If for any reason the indemnification provided for in Section 7(a) or 7(c) (as applicable) is unavailable to an Indemnified Person or Company Indemnified Person (as applicable) or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the Indemnified Person or Company Indemnified Person (as applicable) as a result of the Claim in such proportion as is appropriate to reflect the relative fault of the Indemnified Person or Company Indemnified Person (as applicable) and the indemnifying party (provided that the relative fault of any Company Indemnified Person shall be deemed to include the fault of all other Company Indemnified Persons), as well as any other relevant equitable considerations.  No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of an Investor be greater in amount than the net amount of proceeds received by such Investor as a result of the sale of Registrable Securities giving rise to such contribution obligation pursuant to the applicable Registration Statement (net of the aggregate amount of any damages or other amounts such Investor has otherwise been required to pay (pursuant to Section 7(c) or otherwise) by reason of such Investor’s untrue or alleged untrue statement or omission or alleged omission).

9.  REPORTS UNDER THE 1934 ACT.  With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company agrees to, at all times following the effective date of the registration statement in respect of the Qualifying IPO:

a.  make and keep public information available, as those terms are understood and defined in Rule 144;

b.  file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c.  so long as any of the Investors owns Registrable Securities, promptly upon request, furnish to such Investor (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act as required for applicable provisions of Rule 144 and (ii) such other information as may be reasonably requested to permit such Investor to sell such Registrable Securities pursuant to Rule 144 without registration.

10.  ASSIGNMENT OF REGISTRATION RIGHTS.  The rights under this Agreement shall be automatically assignable by each Investor to any transferee of all or any portion of the Registrable Securities if:  (i) such Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, and (iii) at or before the time the Company receives the written notice contemplated in clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein as applicable to an Investor.  In the event that the Company receives written notice from an Investor that it has transferred all or any portion of its Registrable Securities pursuant to this Section, the Company shall have up to ten (10) days to file any amendments or supplements necessary to keep a Registration Statement current, effective and available for the resale of all of the Registrable Securities pursuant to Rule 415.  The Company shall not assign this Agreement (or any rights or obligations hereunder) without the prior written consent of the holders of a majority-in-interest of the then-outstanding Registrable Securities.

11.  AMENDMENT OF REGISTRATION RIGHTS.  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the holders of a majority in interest of then-outstanding Registrable Securities.  Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each of the Investors and the Company.

12.  MISCELLANEOUS.

a.  A Person is deemed to hold, and be a holder of, Common Shares or other Registrable Securities whenever such Person owns of record or beneficially through a “street name” holder such Common Shares or other Registrable Securities (or the Notes or other securities upon exercise, conversion or exchange of which such Registrable Securities are directly or indirectly issuable, without giving effect to any limitations on conversion of the Notes or other securities), and solely for purposes hereof, Registrable Securities shall be deemed outstanding to the extent they are directly or indirectly issuable upon conversion of the Notes or other outstanding securities, Registrable Securities, without giving effect to any limits on exercise, conversion or exchange of the Notes or other securities.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities (or the Notes or other securities upon exercise, conversion or exchange of which such Registrable Securities are directly or indirectly issuable).

b.  Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by electronic mail and shall be effective upon receipt, in each case addressed to a party.  The addresses for such communications shall be:

If to the Company:

ADC Therapeutics SA
Biopôle
Route de la Corniche 3B
1066 Epalinges
Switzerland
E-mail:	Michael.Forer@adctherapeutics.com
Dominique.Graz@adctherapeutics.com
Attn:	Michael Forer
Dominique Graz

With copy to:

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
Email:	deanna.kirkpatrick@davispolk.com
Yasin.keshvargar@davispolk.com
Attn:	Deanna L. Kirkpatrick
Yasin Keshvargar

If to an Investor:
c/o Deerfield Mgmt, L.P.
780 Third Avenue, 37th Floor
New York, NY 10017
Fax:  (212) 599-1248
E-mail: dclark@deerfield.com
Attn: David J. Clark, Esq.

With a copy to:
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, Il 60661
Email: mark.wood@katten.com
Attn: Mark D. Wood, Esq.

Each party shall provide notice to the other party of any change in address.

c.  Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.  Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, borough of Manhattan (and, in each case, the applicable state and federal appeals courts sitting in the City of New York or, if not available or applicable, the State of New York).  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  The parties hereby waive all rights to a trial by jury.  If either party shall commence an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

e.  This Agreement, the Facility Agreement, the Notes and the instruments referenced herein and therein, including the Facility Documents (as defined in the Facility Agreement) (collectively, the “Transaction Documents”), constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  This Agreement and the other Transaction Documents (including all schedules and exhibits hereto and thereto) supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f.  Subject to the requirements of Section 10 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto, and the provisions of Sections 7 and 8 hereof shall inure to the benefit of, and be enforceable by, each Indemnified Person and Company Indemnified Person (as applicable).

g.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h.  This Agreement and any amendments hereto may be executed and delivered in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission, by e-mail delivery of a “.pdf” format data file or by other electronic means, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, “.pdf” or other electronic signature page were an original thereof.  No party hereto shall raise the use of a facsimile machine, e-mail delivery of a “.pdf” format data file or other electronic means to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine, e-mail delivery of a “.pdf” format data file or other electronic means as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

i.  The parties hereto acknowledge that a breach by it of its obligations hereunder will cause irreparable harm to the non-breaching party hereto by vitiating the intent and purpose of the transactions contemplated hereby.  Accordingly, the parties hereto acknowledge that the remedy at law for breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by any other party hereto of any of the provisions hereunder, that the non-breaching party hereto shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

j.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

k.  In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

l.  In the event an Investor shall sell or otherwise transfer any of such holder’s Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included in a Registration Statement for such transferor.

m.  There shall be no oral modifications or amendments to this Agreement.  This Agreement may be modified or amended only in writing.

p.  The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor.  Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

o.  Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (ii) words in the singular or plural include the singular and plural, and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, and (iii) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

[Remainder of page left intentionally blank]

[Signature page follows]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

ADC THERAPEUTICS SA

By:	/s/ Michael Forer
Name:	Michael Forer
Title:	Vice Chairman & EVP

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTORS:

DEERFIELD PARTNERS, L.P.

By:	Deerfield Mgmt, L.P.,
its General Partner

By:	J.E. Flynn Capital, LLC,
its General Partner

By:	/s/ David J. Clark
	Name:	David J. Clark
	Title:	Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND IV, L.P.

By: Deerfield Mgmt IV, L.P., General Partner

By: J.E. Flynn Capital IV, LLC, General Partner

By:	/s/ David J. Clark
	Name:	David J. Clark
	Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]